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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                JULY 19, 2002

                               MAIL-WELL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  COLORADO
               (State or Other Jurisdiction of Incorporation)

         1-12551                                        84-1250533
 (Commission File Number)                 (IRS Employer Identification Number)

                8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
             (Address of principal executive offices) (Zip Code)

                                303-790-8023
            (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

Please see the script of the company's investor conference call held July 18, 2002, and the company's press release dated July 18, 2002, attached hereto as Exhibits 99.1 and 99.2, respectively.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                          Mail-Well, Inc.
                                          ---------------
                                           (Registrant)


                                          By: /s/ Michel P. Salbaing
                                              --------------------------
                                              Michel P. Salbaing
                                              Sr. Vice President and CFO
Date: July 19, 2002

                                EXHIBIT INDEX

Exhibit No.                            Description
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99.1          Script of Company's investor conference call held July 18, 2002.

99.2          Press Release, dated July 18, 2002.